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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       August 18, 2000
                                                  ---------------------------



                                 ALZA Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                         1-6247               77-0142070
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   (State or Other Jurisdiction          (Commission            (IRS Employer
           of Incorporation)             File Number)        Identification No.)

1900 Charleston Road P.O. Box 7210, Mountain View, California      94039-7210
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   (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (650) 564-5000
                                                   -----------------------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

          On August 18, 2000, (the "Redemption Date") ALZA Corporation ("ALZA")
                                    ---------------                      ----
completed the redemption of the entire class of its 5% Convertible Debentures
Due 2006 (the "Debentures").  ALZA duly notified the New York Stock Exchange
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(the "Exchange") of the redemption in accordance with the rules of the Exchange.
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Trading of the Debentures on the Exchange was suspended, pending removal of the
Debentures from listing and registration. Application for removal from listing and registration has been made pursuant to Rule 12d2-2(a)(2) of the Securities Exchange Act of 1934, as amended.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2000           ALZA Corporation

                                   By  /s/ Peter Staple
                                     ------------------------------
                                     Name:  Peter Staple
                                     Title: Executive Vice President &
                                            General Counsel

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